UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)             July 26, 2007

                                 EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                           11-2125338
(Commission File Number)                   (I.R.S. Employer Identification No.)



     301 Merritt Seven, Norwalk, CT                       06851
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(Address of Principal Executive Offices)               (Zip Code)

                                (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                     N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange  Act  (17  CFR  240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On July 26, 2007, EMCOR Group, Inc. issued a press release disclosing results of operations for its fiscal 2007 second quarter ended June 30, 2007. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item. 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number   Description
--------------   ---------------------------------------------------------------
99.1             Press Release issued by EMCOR Group, Inc. on July 26, 2007 disclosing results of operations for its fiscal 2007 second quarter ended June 30, 2007.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMCOR Group, Inc.


Dated:  July 26, 2007                         By:    /s/ Frank T. MacInnis
                                                  ---------------------------
                                                       Frank T. MacInnis
                                                    Chairman of the Board of
                                                      Directors and Chief
                                                       Executive Officer

             EMCOR GROUP, INC. REPORTS RECORD SECOND QUARTER RESULTS
   - Operating Income and Net Income Increase 74.3% and 55.1%, Respectively -
  - Contract Backlog Increases 32.3% Year-Over-Year to a Record $4.26 Billion -
                       - 2007 Full Year Guidance Raised -

NORWALK, CONNECTICUT, July 26, 2007 - EMCOR Group, Inc. (NYSE: EME) today reported results for the second quarter and six months ended June 30, 2007. The Company's financial results for the prior year periods have been adjusted to reflect its 2-for-1 stock split, effective July 9, 2007.

For the 2007 second quarter, net income increased 55.1% to $26.2 million, or $0.39 per diluted share, compared to net income of $16.9 million, or $0.26 per diluted share, in the 2006 second quarter. Revenues increased 15.2% in the second quarter of 2007 to $1.41 billion from $1.22 billion in the same period last year.

In the second quarter of 2007, operating income rose 74.3% to $44.2 million, or 3.1% of revenues, compared to operating income of $25.3 million, or 2.1% of revenues, a year ago. Selling, general and administrative (SG&A) expenses were $125.3 million in the 2007 second quarter versus $108.2 million in the comparable prior year period, reflecting higher SG&A activity as a result of higher revenues during the period. As a percentage of revenues, SG&A expenses remained flat at 8.9% in both periods.

EMCOR continued to generate strong growth in its contract backlog for the quarter, achieving record levels. At June 30, 2007, contract backlog was $4.26 billion, a 32.3% increase over $3.22 billion at June 30, 2006, and 10.9% higher than the previous record of $3.84 billion at March 31, 2007. Private sector commercial and hospitality/gaming contracts represented 56% of total backlog at the end of the second quarter of 2007 compared to 53% and 54%, respectively, at March 31, 2007 and June 30, 2006.

EMCOR Announces 2007 Second Quarter Results                               Page 2

For the 2007 six-month period, the Company reported income from continuing operations of $38.1 million, or $0.57 per diluted share, an increase of 55.7% over income from continuing operations of $24.5 million, or $0.38 per diluted share, for the first six months of 2006. Year-to-date revenues in 2007 totaled $2.72 billion versus revenues of $2.37 billion in the same period last year, an increase of 14.9%.

Operating income for the first half of 2007 was $63.1 million, or 2.3% of revenues, versus operating income of $37.7 million, or 1.6% of revenues, for the first half of 2006. SG&A expenses were $238.5 million in the first half of 2007 compared to $210.7 million in the comparable prior year period. As a percentage of revenues, SG&A expenses declined to 8.8% from 8.9% for the six months ended June 30, 2006.

Frank T. MacInnis, Chairman and CEO of EMCOR Group, commented, "Our record second quarter results reflect the continued strength and demand growth we've experienced in our end markets. Organic revenue growth in the quarter was a robust 11.5%, while our commitment to cost management created substantial leverage and increased profits. These results were driven by strong performance across our domestic operations, including excellent results within our U.S. Mechanical and Electrical segments, and continued strong performance in our facilities services segment, which grew in line with our expected rate for this business."

Mr. MacInnis continued, "While we are very pleased with our financial performance, we are also encouraged by the trajectory of our backlog in recent quarters in terms of both amount and composition. As we have discussed in the past, EMCOR has focused its efforts on leveraging the private sector commercial and hospitality/gaming markets as well as other markets such as healthcare. Not only have these efforts generated strong financial results, they have also served to increase the proportion of our backlog consisting of larger and more complex projects which tend to have longer durations and increasing profit opportunities. More and more clients recognize EMCOR as being uniquely positioned to support the installation and maintenance of their systems-rich facility environments."

Mr. MacInnis concluded, "As we enter the second half of 2007, we remain confident about the visibility of our markets and our business prospects. The indicators we follow continue to point to strength in our markets, and EMCOR continues to build its reputation for being uniquely positioned to deliver on the most complex, mission critical projects and maintain these types of facilities for our clients. As a result of this visibility and sustained momentum in both our order trends and performance execution, we are increasing our anticipated year-end 2007 diluted earnings per share to $1.48 - $1.60, while increasing and narrowing our 2007 revenues guidance to $5.6B - $5.7B."

EMCOR Group, Inc. is a Fortune 500(R) worldwide leader in mechanical and electrical construction services, energy infrastructure and facilities services. This press release and other press releases may be viewed at the Company's Web site at www.emcorgroup.com.

EMCOR Group's second quarter conference call will be available live via internet broadcast today, Thursday, July 26, at 10:30 AM Eastern Daylight Time. You can access the live call through the Home Page of the Company's Web site at www.emcorgroup.com.

EMCOR Announces 2007 Second Quarter Results                               Page 3

This release may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Any such comments are based upon information available to EMCOR management and its perception thereof, as of this date, and EMCOR assumes no obligation to update any such forward-looking statements. These forward-looking statements may include statements regarding market opportunities, market share growth, gross profit, backlog mix, projects with varying profit margins, and selling, general and administrative expenses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Accordingly these statements are no guarantee of future performance. Such risk and uncertainties include, but are not limited to, adverse effects of general economic conditions, changes in the political environment, changes in the specific markets for EMCOR's services, adverse business conditions, availability of adequate levels of surety bonding, increased competition, unfavorable labor productivity and mix of business. Certain of the risks and factors associated with EMCOR's business are also discussed in the Company's 2006 Form 10-K, its Form 10-Q for the second quarter ended June 30, 2007, and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements.


                           - FINANCIAL TABLES FOLLOW -



                                EMCOR GROUP, INC.
                              FINANCIAL HIGHLIGHTS
             (In thousands, except share and per share information)
                                   (Unaudited)

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                              For the Three Months Ended               For the Six Months Ended
                                                        June 30,                                June 30,
                                             ----------------------------            ----------------------------
                                                 2007             2006                   2007             2006
                                                 ----             ----                   ----             ----

   Revenues                                  $ 1,406,232      $ 1,220,423            $ 2,724,579      $ 2,371,500
   Cost of sales                               1,236,756        1,086,895              2,422,880        2,123,139
                                             -----------      -----------            -----------      -----------
   Gross profit                                  169,476          133,528                301,699          248,361
   Selling, general and
      administrative expenses                    125,320          108,194                238,519          210,700
   Restructuring expenses                             --               --                     93               --
                                             -----------      -----------            -----------      -----------

   Operating income                               44,156           25,334                 63,087           37,661
   Interest income, net                            2,777              490                  5,489              728
   Minority interest                              (2,060)            (672)                (3,252)            (928)
                                             -----------      -----------            -----------      -----------

   Income from continuing
      operations before income taxes              44,873           25,152                 65,324           37,461
   Income tax provision                           18,723            8,291                 27,182           12,967
                                             -----------      -----------            -----------      -----------

   Income from continuing
      operations                                  26,150           16,861                 38,142           24,494
   Loss from discontinued
      operation, net                                  --              --                      --             (620)
                                             -----------      -----------            -----------      -----------

   Net income                                $    26,150      $    16,861            $    38,142      $    23,874
                                             ===========      ===========            ===========      ===========

   Basic earnings per share -
      continuing operations                  $      0.41      $      0.27            $      0.60      $      0.39
   Basic earnings per share -
      discontinued operation                          --               --                     --            (0.01)
                                             -----------      -----------            -----------      -----------
                                             $      0.41      $      0.27            $      0.60      $      0.38
                                             ===========      ===========            ===========      ===========

   Diluted earnings per share -
      continuing operations                  $      0.39      $      0.26            $      0.57      $      0.38
   Diluted earnings per share -
      discontinued operation                          --               --                     --            (0.01)
                                             -----------      -----------            -----------      -----------

                                             $      0.39      $      0.26            $      0.57      $      0.37
                                             ===========      ===========            ===========      ===========

   Weighted average shares of
      common stock outstanding:

        Basic                                 64,195,339       63,143,472             64,013,213       62,888,528
        Diluted                               66,654,674       65,421,764             66,470,154       64,988,108

                                EMCOR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                                                   June 30,                December 31,
                                                                                     2007                      2006
                                                                                 (Unaudited)
                                                                                -------------             -------------
   ASSETS
   Current assets:
   Cash and cash equivalents                                                      $  336,335               $  273,735
   Accounts receivable, net                                                        1,286,691                1,184,418
   Costs and estimated earnings in excess of billings
     on uncompleted contracts                                                        164,628                  147,848
   Inventories                                                                        17,089                   18,015
   Prepaid expenses and other                                                         47,864                   38,397
                                                                                  ----------               ----------
     Total current assets                                                          1,852,607                1,662,413

   Investments, notes and other long-term receivables                                 29,261                   29,630
   Property, plant & equipment, net                                                   52,028                   52,780
   Goodwill                                                                          297,058                  288,165
   Identifiable intangible assets, net                                                27,697                   38,251
   Other assets                                                                       17,782                   17,784
                                                                                  ----------               ----------
   Total assets                                                                   $2,276,433               $2,089,023
                                                                                  ==========               ==========

   LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities:
   Borrowings under working capital credit line                                   $       --                 $    --
   Current maturities of long-term debt and capital
     lease obligations                                                                   607                      659
   Accounts payable                                                                  499,989                  496,407
   Billings in excess of costs and estimated earnings
     on uncompleted contracts                                                        535,352                  412,069
   Accrued payroll and benefits                                                      181,394                  177,490
   Other accrued expenses and liabilities                                            103,860                  121,723
                                                                                  ----------               ----------
     Total current liabilities                                                     1,321,202                1,208,348

   Long-term debt and capital lease obligations                                        1,087                    1,239
   Other long-term obligations                                                       183,575                  169,127
   Total stockholders' equity                                                        770,569                  710,309
                                                                                  ----------               ----------
   Total liabilities and stockholders' equity                                     $2,276,433               $2,089,023
                                                                                  ==========               ==========